Supplement to the
Fidelity® Select Portfolios®
Telecom and Utilities Fund
March 30, 2024
Summary Prospectus

Douglas Simmons no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Nicole Abernethy (Co-Portfolio Manager) has managed the fund since 2024.
Pranay Kirpalani (Co-Portfolio Manager) has managed the fund since 2024.
UIF-SUSTK-1224-101 1.9911358.101	December 5, 2024